UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 14, 2003

Date of Report (Date of earliest event reported)

99 CENT STUFF, INC.

(Exact name of registrant as specified in its charter)

Florida	0-26531	77-0398908
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 Clint Moore Road, Boca Raton, Florida  33431

(Address of Principal Executive Office) (Zip Code)

(561) 999-9815

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit

Description

99.1

Press release dated November 14, 2003

Item 12.  Results of Operations and Financial Condition.

On November 14, 2003, 99 Cent Stuff, Inc.. issued a press release setting forth its results for its fiscal quarter ending September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

99 Cent Stuff, Inc.

By: /s/ RAYMOND ZIMMERMAN
Name: Raymond Zimmerman
Dated: November 14, 2003	Title: President